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                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K/A into the Company's previously filed registration statements on Form S-3 (Nos. 33-65772 and 333-32731).



                                         /s/ ARTHUR ANDERSEN LLP
                                         ---------------------------
                                             ARTHUR ANDERSEN LLP


Dallas, Texas,
  January 10, 2000


                                     23-1